EXHIBIT 32.2

                        CERTIFICATION PURSUANT TO
                             18 U.S.C. 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of PRECISION PETROLEUM CORPORATION (the "Company") on Form 10-Q for the quarter ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Kirby, Chief Financial Officer of the Company and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  February 17, 2011


By:  /s/ James Kirby
     ------------------------------------------------
         James Kirby
         Chief Financial Officer, principal financial
         officer and principal accounting officer


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